UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 19, 2010

Immunomedics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-12104	61-1009366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 American Road, Morris Plains, New Jersey	07950
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (973) 605-8200

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 19, 2010, Immunomedics, Inc., a Delaware corporation (the "Company"), issued a press release announcing the receipt of $5 million from Nycomed, GmbH, for reaching the first clinical milestone event under the license and collaboration agreement, entered into on July 11, 2008, for the worldwide rights to develop, manufacture and commercialize veltuzumab for the treatment of all non-cancer indications. The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Immunomedics, Inc. dated January 19, 2010 announcing the receipt of $5 million from Nycomed, GmbH.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Immunomedics, Inc. (Registrant)
January 19, 2010 (Date)	/s/ CYNTHIA L. SULLIVAN Cynthia L. Sullivan President and Chief Executive Officer

Exhibit Index
99.1	Press release dated January 19, 2010